Delivering a Smoke-Free Future 2021 First-Quarter Results April 20, 2021 Introduction • A glossary of key terms and definitions, including the definition for reduced-risk products, or "RRPs," additional heated tobacco unit market data, as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures are at the end of today’s webcast slides, which are posted on our website • Unless otherwise stated, all references to IQOS are to our IQOS heat-not-burn products. All references to smoke-free products refer to RRPs • Growth rates presented on an organic basis reflect currency-neutral underlying results 2 Exhibit 99.3

Forward-Looking and Cautionary Statements • This presentation and related discussion contain projections of future results and other forward-looking statements. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of our information systems and effectiveness of our data privacy policies. PMI's future profitability may also be adversely affected should we be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if we are unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent. Future results are also subject to the lower predictability of our reduced-risk product category's performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-K for the year ended December 31, 2020. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that we may make from time to time, except in the normal course of its public disclosure obligations 3 Forward-Looking and Cautionary Statements (COVID-19) • The COVID-19 pandemic has created significant societal and economic disruption, and resulted in closures of stores, factories and offices, and restrictions on manufacturing, distribution and travel, all of which will adversely impact our business, results of operations, cash flows and financial position during the continuation of the pandemic. Our business continuity plans and other safeguards may not be effective to mitigate the impact of the pandemic • Currently, significant risks include our diminished ability to convert adult smokers to our RRPs, significant volume declines in our duty-free business and certain other key markets, disruptions or delays in our manufacturing and supply chain, increased currency volatility, and delays in certain cost saving, transformation and restructuring initiatives. Our business could also be adversely impacted if key personnel or a significant number of employees or business partners become unavailable due to the COVID-19 outbreak. The significant adverse impact of COVID-19 on the economic or political conditions in markets in which we operate could result in changes to the preferences of our adult consumers and lower demand for our products, particularly for our mid-price or premium-price brands. Continuation of the pandemic could disrupt our access to the credit markets or increase our borrowing costs. Governments may temporarily be unable to focus on the development of science-based regulatory frameworks for the development and commercialization of RRPs or on the enforcement or implementation of regulations that are significant to our business. In addition, messaging about the potential negative impacts of the use of our products on COVID-19 risks may lead to increasingly restrictive regulatory measures on the sale and use of our products, negatively impact demand for our products, the willingness of adult consumers to switch to our RRPs and our efforts to advocate for the development of science-based regulatory frameworks for the development and commercialization of RRPs • The impact of these risks also depends on factors beyond our knowledge or control, including the duration and severity of the pandemic, its recurrence in our key markets, actions taken to contain its spread and to mitigate its public health effects, and the ultimate economic consequences thereof 4

Record Quarterly EPS Performance Despite Pandemic 5 •Better-than-expected Q1, 2021 growth driven by IQOS:⎼ All-time high adjusted diluted EPS of $1.57⎼ IQOS now 28% of our net revenues⎼ Strong user acquisition to reach a total of 19.1m ⎼ Broad-based HTU volume growth⎼ 12 markets >10% HTU share • Strong margin expansion •Raising organic growth outlook and HTU shipment target Source: PMI Financials or estimates (a) Reflects total PMI net revenues divided by total PMI cigarette and HTU shipment volume Source: PMI Financials or estimates 6 Q1, 2021: Excellent Growth (Organic variance vs. PY) Net Revenues Adjusted Diluted EPS Adjusted OI Margin Net Revenue per Unit(a) +21.5% +590bps +6.9% +2.9%

Raising 2021 Growth Outlook Following Strong Q1

(Organic basis)

	FY 2021	
	Previous Outlook February 10	Updated Outlook April 20
Net Revenue Growth	4-7%	5-7%
Adjusted OI Margin Expansion	≥150bps	~200bps
Adjusted Diluted EPS Growth	9-11%	11-13%
HTU Shipment Volume	90-100 billion	95-100 billion

- Now expect $5.95-$6.05 adjusted diluted EPS, including a favorable currency impact of 20 cents at prevailing exchange rates
- On track to resume share repurchases in the second half of the year, subject to Board approval

Source: PMI Financials or estimates

7

Expectations for Q2 & H2, 2021

- Q2, 2021:
  - Strong organic net revenue growth against favorable comparison
  - Continued organic improvement in OI margin
  - Partial reversal of Q1 timing benefits
  - Adjusted diluted EPS expected to be $1.50 to $1.55
- H2, 2021:
  - Assume many key markets to have largely emerged from COVID restrictions
  - Continued robust organic top-line growth
  - New product launches, higher expected device shipments, distribution investments
  - Step-up of $300-400m vs. H1 in commercial investments
  - Lower organic OI margin expansion compared to H1

Source: PMI Financials or estimates

8

Positive Regulatory Developments Recognizing Harm Reduction Potential of RRPs

- **Uruguay:** Presidential decree reversed ban on the importation of heated tobacco products, recognizing that alternatives to cigarettes now exist with a different risk profile which can play a role in reducing the impact of smoking in the country
- **Lithuania:** Government Resolution to Approve the National Agenda on Drugs, tobacco and alcohol control, consumption prevention and harm reduction action plan
- **UK:** All-party parliamentary group of MPs publish report calling for the WHO to return to the founding principle of the FCTC which includes harm reduction
- **New Zealand:** Policy in consultation paper recognizes the role of innovative products in harm reduction, while at the same time ensuring strict controls to prevent youth access

We continue to support regulatory and fiscal frameworks which recognize the substantial risk reduction potential of non-combusted alternatives compared with combusted tobacco

9

Total PMI Shipment Volume: Strong Growth of HTUs
(billion units)


173.7
16.7
157.0
Total
HTUs
Cigarettes
167.2
21.7
145.5
Q1, 2020
Q1, 2021
Change
vs. PY
(3.7)%
29.9%
(7.3)%

Source: PMI Financials or estimates

10

HTUs Now Comprise 13% of Total Volume
(as a % of PMI Total Shipment Volume)
0.0%
0.9%
4.5%
5.3%
7.8%
10.8%
13.0%
2015
2016
2017
2018
2019
2020
Q1, 2021
0.4
7.4
36.2
41.4
59.7
76.1
21.7
PMI HTU Shipment Volume (billion units)
Note: Total volume includes HTUs and cigarettes
Source: PMI Financials or estimates
11


On Track For 2025 Majority Smoke-Free Ambition
(Smoke-Free Products as a % of Total PMI Net Revenues)
0.2%
2.7%
12.7%
13.8%
18.7%
23.8%
21.7%
28.0%
~40%
>50%
2015
2016
2017
2018
2019
2020
Q1, 2020
Q1, 2021
2023 Target
2025 Ambition
$0.1
$0.7
$3.6
$4.1
$5.6
$6.8
$1.6
$2.1
RRP Net Revenues ($ in billions)
Source: PMI Financials or estimates
12

Twin Engines Powering Organic Net Revenue Growth



Q1'2021
Shipment
Volume Decline
(3.7)%
+2.1pp
Combustible
Pricing
+0.7pp
HTU and Device
Pricing
+3.8pp
Category & Market
Mix / Other
+2.9%
Organic Net
Revenue
Growth
Currency
+3.1pp
+6.0%
Q1'2021
Net Revenue
Growth

Source: PMI Financials or estimates

13

Multiple Levers Driving Higher Gross Margin



66.4%
Q1, 2020
+1.7pp
IQOS impact
+0.6pp
Combustible
Pricing
+1.5pp
Net
Manufacturing
Productivity(a)
/ Other
+390bps
70.3%
Q1, 2021
(Excluding Currency)
(0.3)pp
Currency
70.0%
Q1, 2021

(a) Includes productivity savings in manufacturing, procurement and supply chain operations
Sum of the drivers does not foot due to rounding
Source: PMI Financials or estimates

14

SG&A Cost Efficiencies Fueling Organic Margin Expansion

(as a % of Net Revenues)



Marketing, Admin. & Research Costs
27.2%
(2.0)pp
SG&A / Other
25.1%
(1.4)pp
Currency
23.7%
Q1, 2020
Q1, 2021
(Excluding Currency)
Q1, 2021

Note: Variances are vs. prior year as a percentage of net revenues. Sum of the drivers does not foot due to rounding
2021: Excludes asset impairment and exit costs of $48 million
Source: PMI Financials or estimates

15

Combustible Performance & Market Share

- Q1 cigarette share decline reflects confluence of factors:
  - COVID impacts: social occasions, border closures, Duty-Free
  - Downtrading, competition in certain markets
- For remainder of 2021:
  - Expect sequential cigarette share recovery as COVID restrictions ease
  - Target stable cigarette share despite impact of cannibalization

16

South & South-East Asia: Moderating Headwinds



- Indonesia sequential improvement:
  - Targeting volume growth for 2021
  - Pricing taken by major players, albeit progressing slowly



- Philippines total market declines driven by pricing and ongoing COVID restrictions:
  - *Marlboro* growing share
  - Downtrading affecting mid-price brands
  - Targeting stable organic net revenues in 2021
  - *IQOS* exiting Q1 at almost 1% share in Metro Manila

Targeting at least stable regional organic net revenues for remainder of the year

Source: PMI Financials or estimate

17

19 Million *IQOS* Users, With Strong Conversion




Total IQOS Users(a)
Estimated users who are in various stages of conversion(a)
Estimated users who have switched to IQOS and stopped smoking(a)
10.4
11.2
12.2
13.5
14.3
15.3
16.4
17.5
19.1
70%
70%
71%
71%
73%
72%
72%
72%
73%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2019
2020
2021

(a) See Glossary for definition

Source: PMI Financials or estimates, *IQOS* user panels and PMI Market Research

18

EU Region: Continued *HEETS* Share Growth





3.9%
3.9%
3.9%
5.0%
5.7%
Q1
Q2
Q3
Q4
Q1
2020
2021

Note: Market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs
Source: PMI Financials or estimates

19

EU: Strong *HEETS* Growth in Key Cities
(*HEETS* city offtake share)

City	Q1 2020	Q1 2021
Athens	18.5%	22.2%
Lisbon	9.7%	14.8%
London	2.2%	5.1%
Munich	5.7%	8.0%
Prague	14.5%	16.8%
Rome	13.3%	18.8%
Vilnius	29.3%	35.9%
Warsaw	11.6%	14.8%

Source: PMI Financials or estimates

20

Russia: Continued Strong PMI HTU Share Growth




6.5%
6.0%
5.8%
7.2%
7.7%
Q1
Q2
Q3
Q4
Q1
2020
2021

Note: Market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs
Source: PMI Financials or estimates

21

Japan: Continuing *IQOS* HTU Share Growth




Adjusted SoM[(a)]
17.8%
18.7%
18.8%
20.1%
20.8%
19.1%
20.2%
20.4%
22.0%
23.4%
Q1
Q2
Q3
Q4
Q1
2020
2021

(a) Excluding the impact of estimated trade inventory movements, and including the cigarillo category
Note: Market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs
Source: PMI Financials or estimates

22

On Track to Reach 100 Markets by 2025

Market Launches

- 2015 (7)
- 2016 (13)
- 2017 (18)
- 2018 (6)
- 2019 (8)
- 2020 (12)
- 2021 (2)



Target:

100

Markets in 5 years

Current:

66

Markets Worldwide[(a)]

Of which:

34

Non-OECD

(a) Status at March 31, 2021

Note: Reflects markets where PMI smoke-free products are available in key cities or nationwide. Now includes e-vapor launch in Finland. Reflects date of initial geographic expansion beyond pilot launch city. The number of markets includes International Duty Free. While *IQOS* is currently available for sale in Mexico, the country has banned the importation of e-cigarettes and devices that heat tobacco

23

Innovating with *IQOS VEEV*

- *IQOS VEEV* launched in Italy, Finland in recent weeks
- Targeting all of our electronic smoke-free devices to be equipped with age verification technology by 2023
- Premium product with superior experience to existing offers
- Leveraging *IQOS* infrastructure with bespoke route-to-market approach



24

Innovating with *IQOS ILUMA*

- *IQOS ILUMA* launching in H2, 2021
- Next generation of *IQOS*
- Simple and intuitive device supports easier switching, higher conversion for legal-age smokers
- New internal heating technology based on Smartcore™ induction



IQOS

25

Transforming for a Sustainable Future



Transforming for a sustainable smoke-free future
Innovating for better products
Operating with excellence
Caring for the people we work with
Protecting the environment

New 2025 transformation targets:

- **>50%** net revenues from smoke-free products
- **100** markets with commercialized smoke-free products
- **≥$1bn** in net revenues from beyond nicotine products

Further recognition of best-in-class ESG performance:

- Named to **CDP Supplier Engagement Leaderboard** following Triple-A rating
- Included in **Bloomberg Gender Equality Index**
- **Equal pay globally certified**: equal pay for equal work
- Updated our **Zero Deforestation Manifesto** — strengthening our ambitious commitment to conserving forests across our entire value chain

Upcoming Events:

2020 Integrated Report to be released on May 18, 2021

Sustainability Webcast in early June

Source: 2021 Virtual Investor Day

26

27 Fast-Growing, Increasingly Profitable; Rapidly Becoming a Majority Smoke-Free Company IQOS strong growth, together with price excellence and cost efficiency will deliver in the coming years: • Improved volume dynamics • Fast-growing revenues • Enhanced profitability • Strong profit and cash flow growth • Major positive impact on sustainability and society Strong, sustainable financial performance to deliver superior returns for shareholders; raised 2021 organic growth outlook: another step on this journey Delivering a Smoke-Free Future 2021 First-Quarter Results Questions & Answers iOS Download Android DownloadHave you downloaded the new PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices Or go to: www.pmi.com/irapp

Delivering a Smoke-Free Future 2021 First-Quarter Results April 20, 2021 30 Glossary of Key Terms and Definitions, Appendix, and Reconciliation of Non-GAAP Measures

Glossary: General Terms • "PMI" refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized • Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") • Comparisons are made to the same prior-year period unless otherwise stated • Unless otherwise stated, references to total industry, total market, PMI shipment volume and PMI market share performance reflect cigarettes and heated tobacco units • References to total international market, defined as worldwide cigarette and heated tobacco unit volume excluding the U.S., total industry, total market and market shares are PMI estimates for tax-paid products based on the latest available data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China and/or PMI's duty free business • 2020 and 2021 estimates for total industry volume and market share in certain geographies reflect limitations on the availability and accuracy of industry data during pandemic-related restrictions • "OTP" is defined as "other tobacco products," primarily roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos, and does not include reduced-risk products • "Combustible products" is the term PMI uses to refer to cigarettes and OTP, combined • In-market sales, or "IMS," is defined as sales to the retail channel, depending on the market and distribution model • "Total shipment volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume • "RBH" refers to PMI’s Canadian subsidiary, Rothmans, Benson & Hedges Inc. • The Companies’ Creditors Arrangement Act (CCAA) is a Canadian federal law that permits a Canadian business to restructure its affairs while carrying on its business in the ordinary course 31 Glossary: General Terms (cont.) • "EU" is defined as the European Union Region • "EE" is defined as the Eastern Europe Region • "ME&A" is defined as the Middle East & Africa Region and includes PMI's duty free business • "S&SA" is defined as the South & Southeast Asia Region • "EA&A" is defined as the East Asia & Australia Region • "LA&C" is defined as the Latin America & Canada Region • Following the deconsolidation of PMI's Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH), PMI will continue to report the volume of brands sold by RBH for which other PMI subsidiaries are the trademark owner. These include HEETS, Next, Philip Morris and Rooftop • From time to time, PMI’s shipment volumes are subject to the impact of distributor inventory movements, and estimated total industry/market volumes are subject to the impact of inventory movements in various trade channels that include estimated trade inventory movements of PMI’s competitors arising from market-specific factors that significantly distort reported volume disclosures. Such factors may include changes to the manufacturing supply chain, shipment methods, consumer demand, timing of excise tax increases or other influences that may affect the timing of sales to customers. In such instances, in addition to reviewing PMI shipment volumes and certain estimated total industry/market volumes on a reported basis, management reviews these measures on an adjusted basis that excludes the impact of distributor and/or estimated trade inventory movements. Management also believes that disclosing PMI shipment volumes and estimated total industry/market volumes in such circumstances on a basis that excludes the impact of distributor and/or estimated trade inventory movements, such as on an IMS basis, improves the comparability of performance and trends for these measures over different reporting periods • "ESG" stands for environmental, social, and governance • "Illicit trade" refers to domestic non-tax paid products • "OECD" is defined as Organisation for Economic Co-operation and Development • "SoM" stands for share of market 32

Glossary: Financial Terms • Net revenues related to combustible products refer to the operating revenues generated from the sale of these products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • Net revenues related to RRPs represent the sale of heated tobacco units, heat-not-burn devices and related accessories, and other nicotine- containing products, primarily e-vapor products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • "SG&A" stands for selling, general & administrative • "Adjusted Operating Income (OI) Margin" is calculated as adjusted OI, divided by net revenues • "Net debt" is defined as total debt, less cash and cash equivalents • Growth rates presented on an organic basis for consolidated financial results reflect currency-neutral underlying results • Management reviews net revenues, OI, OI margins, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items. Organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures, including pro forma measures, will provide useful insight into underlying business trends and results. • "Fair value adjustment for equity security investments" reflects the adjustment resulting from share price movements in passive investments for publicly traded entities that are not controlled or influenced by PMI. Under U.S. GAAP, such adjustments are required, since January 1, 2018, to be reflected directly in the income statement 33 Glossary: Reduced-Risk Products • "Reduced-risk products," or "RRPs," is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continuing smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. PMI RRPs are smoke-free products that produce an aerosol that contains far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke • "Aerosol" refers to a gaseous suspension of fine solid particles and/or liquid droplets • "Combustion" is the process of burning a substance in oxygen, producing heat and often light • "Smoke" is a visible suspension of solid particles, liquid droplets and gases in air, emitted when a material burns • "Heated tobacco units," or "HTUs," is the term PMI uses to refer to heated tobacco consumables, which for PMI include the company's HEETS, HEETS Creations, HEETS Dimensions, HEETS Marlboro and HEETS FROM MARLBORO (defined collectively as HEETS), Marlboro Dimensions, Marlboro HeatSticks and Parliament HeatSticks, as well as the KT&G-licensed brand, Fiit and Miix (outside of Korea) • The IQOS heat-not-burn device is a precisely controlled heating device into which a specially designed and proprietary tobacco unit is inserted and heated to generate an aerosol • “PMI heat-not-burn products” include licensed KT&G heat-not-burn products • “PMI HTUs” include licensed KT&G HTUs • HTU "offtake volume" represents the estimated retail offtake of HTUs based on a selection of sales channels that vary by market, but notably include retail points of sale and e-commerce platforms • HTU "offtake share" represents the estimated retail offtake volume of HTUs divided by the sum of estimated total offtake volume for cigarettes and HTUs • Market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs • “Total IQOS users” is defined as the estimated number of Legal Age (minimum 18 years) users of PMI heat-not-burn products for which PMI HTUs represented at least 5% of their daily tobacco consumption over the past seven days. Note: as of December 2020, PMI heat- not-burn products and HTUs include licensed KT&G heat-not-burn products and HTUs, respectively 34

Glossary: Reduced-Risk Products (cont.) • The estimated number of adults who have "switched to IQOS and stopped smoking“ reflects:⎼ for markets where there are no heat-not-burn products other than PMI heat-not-burn products: daily individual consumption of PMI HTUs represents the totality of their daily tobacco consumption in the past seven days⎼ for markets where PMI heat-not-burn products are among other heat-not-burn products: daily individual consumption of HTUs represents the totality of their daily tobacco consumption in the past seven days, of which at least 70% is PMI HTUs Note: as of December 2020, PMI heat-not-burn products and HTUs include licensed KT&G heat-not-burn products and HTUs, respectively • "FDA" stands for the U.S. Food & Drug Administration • "MRTP" stands for Modified Risk Tobacco Product, the term used by the U.S. FDA to refer to RRPs • "MRTP application" stands for Modified Risk Tobacco Product application under section 911 of the FD&C Act • "PMTA" stands for Premarket Tobacco Application under section 910 of the FD&C Act • “Acquisition” refers to our efforts to switch LAS from smoking cigarettes to RRPs or to switch LAU from competing smoke-free products to PMI’s RRPs • “Retention” refers to our efforts to deter LAU from going back to smoking cigarettes or from choosing a competing smoke-free product instead of a PMI RRP 35 Glossary: IQOS in the United States • On April 30, 2019, the U.S. Food and Drug Administration (FDA) announced that the marketing of a version of PMI's Platform 1 product, namely, IQOS 2.4, together with its heated tobacco units (the term PMI uses to refer to heated tobacco consumables), is appropriate for the protection of public health and authorized it for sale in the U.S. The FDA’s decision followed its comprehensive assessment of PMI’s premarket tobacco product applications (PMTAs) submitted to the Agency in 2017 • In the third quarter of 2019, PMI brought IQOS 2.4 and three variants of its heated tobacco units to the U.S. through its license with Altria Group, Inc., whose subsidiary, Philip Morris USA Inc., is responsible for marketing the product and complying with the provisions set forth in the FDA's marketing orders • On July 7, 2020, the FDA authorized the marketing of a version of PMI's Platform 1 product, namely, IQOS 2.4, together with its heated tobacco units, as a Modified Risk Tobacco Product (MRTP). In doing so, the agency found that an IQOS exposure modification order is appropriate to promote the public health. The decision followed a review of the extensive scientific evidence package PMI submitted to the FDA in December 2016 to support its MRTP applications • On December 7, 2020, the FDA confirmed that the marketing of a version of PMI's Platform 1 product, namely, IQOS 3, is appropriate for the protection of public health and authorized it for sale in the U.S. The FDA’s decision followed an assessment of a PMI's PMTA filed with the agency in March 2020 • Shipment volume of heated tobacco units to the U.S. is included in the heated tobacco unit shipment volume of the Latin America & Canada segment. Revenues from shipments of Platform 1 devices, heated tobacco units and accessories to Altria Group, Inc. for sale under license in the U.S. are included in Net Revenues of the Latin America & Canada segment 36

Business Transformation Metrics

Shifting Our Resources to Deliver a Smoke-Free Future

	2015	2016	2017	2018	2019	2020
R&D expenditure (smoke-free/total)	70%	72%	74%	92%	98%	99%
Commercial expenditure (Marketing) (smoke-free/total)	8%	15%	39%	60%	71%	76%
Net revenues (smoke-free/total)	0.2%	2.7%	12.7%	13.8%	18.7%	23.8%
Smoke-free product shipment ratio[a] (smoke-free/total)	0.1%	0.9%	4.4%	5.1%	7.6%	10.4%
Estimated users who have stopped smoking and switched to *IQOS*[b] (in millions)	n/a	1.5	4.7	6.6	9.7	12.7
Proportion of markets where PMI smoke-free products are available, which are outside the OECD	n/a	32%	41%	44%	45%	52%
Number of markets where net revenues from smoke-free products exceed 50% of total net revenues	n/a	0	1	3	4	6

(a) The smoke-free product shipment ratio is computed based on millions of units. Smoke-free products include heated tobacco units and e-cigarettes. Total products include smoke-free products, cigarettes and other combustible products
(b) See Glossary for definition
Note: List of OECD group members as of December 2020
Source: PMI Financials or estimates, *IQOS* user panels and PMI Market Research

37

Key Cities Provide Excellent Base for Growth


PMI HTU Offtake Shares (Q1, 2021)
Change vs. PY
+6.6pp 35.9% Vilnius
+8.2pp 26.3% Kiev
+4.1pp 26.1% Tokyo(a)
+3.7pp 22.2% Athens
+5.6pp 20.3% Bratislava
+5.5pp 18.8% Rome
+2.3pp 16.8% Prague
+3.2pp 14.8% Warsaw
+5.1pp 14.8% Lisbon
+0.4pp 14.8% Moscow
+3.6pp 13.8% Milan
+3.9pp 12.3% Kuala L.
+0.3pp 10.4% Seoul
+1.9pp 8.4% Bucharest
+2.3pp 8.0% Munich
+3.1pp 7.2% Zurich
+2.9pp 5.1% London
+0.3pp 2.2% Madrid

(a) Japan total market includes the cigarillo category
Note: Kuala L. is Kuala Lumpur
Source: PMI Financials or estimates

38

EU Region: *HEETS* SoM Performance in Select Markets

	Q1, 2021	Growth vs. PY		Q1, 2021	Growth vs. PY		Q1, 2021	Growth vs. PY
Croatia	6.1%	+1.9pp	Italy	11.3%	+3.9pp	Romania	4.4%	+1.6pp
Czech Republic	13.8	+4.4	Latvia	9.3	(1.6)	Slovak Republic	12.5	+3.2
Germany	3.6	+1.2	Lithuania	24.0	+3.5	Slovenia	7.1	+2.1
Greece	15.1	+3.6	Poland	5.4	+1.1	Switzerland	5.5	+1.9
Hungary	17.0	+9.6	Portugal	12.2	+4.4	UK	2.0	+1.2

Note: Share progression in Latvia reflects impact of retailer inventory movements. Select markets where *HEETS* share is ≥ 1%. Sales volume of PMI HTUs as a percentage of the total industry sales volume for cigarettes and HTUs
Source: PMI Financials or estimates

39

2021: EPS Guidance
($/share)

	Full-Year 2021 Forecast	2020	Organic Growth
Reported Diluted EPS	**$5.93 - $6.03**	**$5.16**	
- Asset impairment and exit costs	0.02	0.08	
- Fair value adjustment for equity security investments		0.04	
- Tax items		(0.06)	
- Brazil indirect tax credit		(0.05)	
Adjusted Diluted EPS	**$5.95 - $6.05**	**$5.17**	
- Currency	(0.20)		
Adjusted Diluted EPS, excluding currency	**$5.75 - $5.85**	**$5.17**	**11% - 13%**

Source: PMI Financials or estimates

40

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency
(Unaudited)

	Quarters Ended March 31,		
	2021	2020	% Change
Reported Diluted EPS	**$ 1.55**	**$ 1.17**	**32.5%**
Less: Currency	0.10		
Reported Diluted EPS, excluding Currency	**$ 1.45**	**$ 1.17**	**23.9%**

	Quarters Ended March 31,			Year Ended
	2021	2020	% Change	2020
Reported Diluted EPS	**$ 1.55**	**$ 1.17**	**32.5%**	**$ 5.16**
Asset impairment and exit costs	0.02	-		0.08
Fair value adjustment for equity security investments	-	0.04		0.04
Tax items	-	-		(0.06)
Brazil indirect tax credit	-	-		(0.05)
Adjusted Diluted EPS	**$ 1.57**	**$ 1.21**	**29.8%**	**$ 5.17**
Less: Currency	0.10			
Adjusted Diluted EPS, excluding Currency	**$ 1.47**	**$ 1.21**	**21.5%**	

41

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended March 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2021			**Reduced-Risk Products**	2020		% Change	
$ 959	$ 75	$ 883	$ -	$ 883	European Union	$ 624	53.5%	41.4%	41.4%
304	(44)	349	-	349	Eastern Europe	265	14.7%	31.4%	31.4%
21	-	21	-	21	Middle East & Africa	44	(51.5)%	(52.0)%	(52.0)%
2	-	1	-	1	South & Southeast Asia	-	-	-	-
824	36	788	-	788	East Asia & Australia	613	34.4%	28.5%	28.5%
12	-	12	-	12	Latin America & Canada	8	49.3%	51.2%	51.2%
$ 2,122	**$ 67**	**$ 2,054**	**$ -**	**$ 2,054**	**Total RRPs**	**$ 1,555**	**36.5%**	**32.1%**	**32.1%**
		2021			**PMI**	2020		% Change	
$ 2,909	$ 235	$ 2,674	$ -	$ 2,674	European Union	$ 2,535	14.8%	5.5%	5.5%
796	(75)	871	-	871	Eastern Europe	788	1.0%	10.5%	10.5%
801	(23)	824	-	824	Middle East & Africa	876	(8.6)%	(5.9)%	(5.9)%
1,173	28	1,145	-	1,145	South & Southeast Asia	1,251	(6.2)%	(8.5)%	(8.5)%
1,472	71	1,401	-	1,401	East Asia & Australia	1,255	17.3%	11.6%	11.6%
434	(11)	445	-	445	Latin America & Canada	448	(3.1)%	(0.7)%	(0.7)%
$ 7,585	**$ 225**	**$ 7,360**	**$ -**	**$ 7,360**	**Total PMI**	**$ 7,153**	**6.0%**	**2.9%**	**2.9%**

Note: Sum of product categories or Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

42

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Quarters Ended March 31,	Operating Income (2021)	Asset Impairment & Exit Costs (2021)	Adjusted Operating Income (2021)	Currency (2021)	Adjusted Operating Income excluding Currency (2021)	Acqui-sitions (2021)	Adjusted Operating Income excluding Currency & Acqui-sitions (2021)
European Union	$ 1,490 [a]	$ (9)	$ 1,499	$ 156	$ 1,343	$ -	$ 1,343
Eastern Europe	261 [a]	(2)	263	7	256	-	256
Middle East & Africa	335 [a]	(2)	337	(13)	350	-	350
South & Southeast Asia	529 [a]	(3)	532	13	519	-	519
East Asia & Australia	695 [a]	(31)	726	18	708	-	708
Latin America & Canada	134 [a]	(1)	135	6	129	-	129
Total PMI	**$ 3,444**	**$ (48)**	**$ 3,492**	**$ 187**	**$ 3,305**	**$ -**	**$ 3,305**

Quarters Ended March 31,	Operating Income (2020)	Asset Impairment & Exit Costs (2020)	Adjusted Operating Income (2020)	% Change: Total	% Change: Excluding Currency	% Change: Excluding Currency & Acqui-sitions
European Union	$ 1,158	$ -	$ 1,158	29.4%	16.0%	16.0%
Eastern Europe	99	-	99	+100%	+100%	+100%
Middle East & Africa	321	-	321	5.0%	9.0%	9.0%
South & Southeast Asia	599	-	599	(11.2)%	(13.4)%	(13.4)%
East Asia & Australia	486	-	486	49.4%	45.7%	45.7%
Latin America & Canada	126	-	126	7.1%	2.4%	2.4%
Total PMI	**$ 2,789**	**$ -**	**$ 2,789**	**25.2%**	**18.5%**	**18.5%**

(a) Includes asset impairment and exit costs of $48 million: EU ($9 million), EE ($2 million), ME&A ($2 million), S&SA ($3 million), EA&A ($31 million) and LA&C ($1 million)

43

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Quarters Ended March 31,	Adjusted Operating Income (a) (2021)	Net Revenues (2021)	Adjusted Operating Income Margin (2021)	Adjusted Operating Income excluding Currency (a) (2021)	Net Revenues excluding Currency (b) (2021)	Adjusted Operating Income Margin excluding Currency (2021)	Adjusted Operating Income excluding Currency & Acqui-sitions (a) (2021)	Net Revenues excluding Currency & Acqui-sitions (b) (2021)	Adjusted Operating Income Margin excluding Currency & Acqui-sitions (2021)
European Union	$ 1,499	$ 2,909	51.5%	$ 1,343	$ 2,674	50.2%	$ 1,343	$ 2,674	50.2%
Eastern Europe	263	796	33.0%	256	871	29.4%	256	871	29.4%
Middle East & Africa	337	801	42.1%	350	824	42.5%	350	824	42.5%
South & Southeast Asia	532	1,173	45.4%	519	1,145	45.3%	519	1,145	45.3%
East Asia & Australia	726	1,472	49.3%	708	1,401	50.5%	708	1,401	50.5%
Latin America & Canada	135	434	31.1%	129	445	29.0%	129	445	29.0%
Total PMI	**$ 3,492**	**$ 7,585**	**46.0%**	**$ 3,305**	**$ 7,360**	**44.9%**	**$ 3,305**	**$ 7,360**	**44.9%**

Quarters Ended March 31,	Adjusted Operating Income (a) (2020)	Net Revenues (2020)	Adjusted Operating Income Margin (2020)	% Points Change: Adjusted Operating Income Margin	% Points Change: Adjusted Operating Income Margin excluding Currency	% Points Change: Adjusted Operating Income Margin excluding Currency & Acqui-sitions
European Union	$ 1,158	$ 2,535	45.7%	5.8	4.5	4.5
Eastern Europe	99	788	12.6%	20.4	16.8	16.8
Middle East & Africa	321	876	36.6%	5.5	5.9	5.9
South & Southeast Asia	599	1,251	47.9%	(2.5)	(2.6)	(2.6)
East Asia & Australia	486	1,255	38.7%	10.6	11.8	11.8
Latin America & Canada	126	448	28.1%	3.0	0.9	0.9
Total PMI	**$ 2,789**	**$ 7,153**	**39.0%**	**7.0**	**5.9**	**5.9**

(a) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions refer to slide 43
(b) For the calculation of Net Revenues excluding currency and acquisitions refer to slide 42

44

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Years Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2020			**Reduced-Risk Products**	**2019**		**% Change**	
$ 2,649	$ 8	$ 2,641	$ -	$ 2,641	European Union	$ 1,724	53.7%	53.2%	53.2%
1,128	(98)	1,226	-	1,226	Eastern Europe	844	33.6%	45.2%	45.2%
57	-	57	-	57	Middle East & Africa	321	(82.4)%	(82.3)%	(82.3)%
1	-	1	-	1	South & Southeast Asia	-	-	-	-
2,961	32	2,929	-	2,929	East Asia & Australia	2,671	10.9%	9.7%	9.7%
31	(2)	34	-	34	Latin America & Canada[a]	27	18.0%	25.8%	25.8%
$ 6,827	**$ (61)**	**$ 6,888**	**$ -**	**$ 6,888**	**Total RRPs**	**$ 5,587**	**22.2%**	**23.3%**	**23.3%**
		2020			**PMI**	**2019**		**% Change**	
$ 10,702	$ 21	$ 10,681	$ -	$ 10,681	European Union	$ 9,817	9.0%	8.8%	8.8%
3,378	(263)	3,641	-	3,641	Eastern Europe	3,282	2.9%	10.9%	10.9%
3,088	(77)	3,165	-	3,165	Middle East & Africa	4,042	(23.6)%	(21.7)%	(21.7)%
4,396	(19)	4,415	-	4,415	South & Southeast Asia	5,094	(13.7)%	(13.3)%	(13.3)%
5,429	33	5,396	-	5,396	East Asia & Australia	5,364	1.2%	0.6%	0.6%
1,701	(164)	1,865	-	1,865	Latin America & Canada	2,206	(22.9)%	(15.5)%	(15.5)%
$ 28,694	**$ (469)**	**$ 29,163**	**$ -**	**$ 29,163**	**Total PMI**	**$ 29,805**	**(3.7)%**	**(2.2)%**	**(2.2)%**

(a) Net Revenues include revenues from shipments of Platform 1 devices, heated tobacco units and accessories to Altria Group, Inc., commencing in the third quarter of 2019, for sale under license in the United States

Note: Sum of Regions might not foot to Total PMI due to rounding; "-" indicates amounts between -$0.5 million and +$0.5 million

45

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Years Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2018			**Reduced-Risk Products**	**2017**		**% Change**	
$ 865	$ 36	$ 829	$ -	$ 829	European Union	$ 269	+100%	+100%	+100%
324	(22)	346	-	346	Eastern Europe	55	+100%	+100%	+100%
382	4	378	-	378	Middle East & Africa	94	+100%	+100%	+100%
-	-	-	-	-	South & Southeast Asia	-	-	-	-
2,506	33	2,474	-	2,474	East Asia & Australia	3,218	(22.1)%	(23.1)%	(23.1)%
19	-	19	-	19	Latin America & Canada	4	+100%	+100%	+100%
$ 4,096	**$ 51**	**$ 4,045**	**$ -**	**$ 4,045**	**Total RRPs**	**$ 3,640**	**12.5%**	**11.1%**	**11.1%**
		2018			**PMI**	**2017**		**% Change**	
$ 9,298	$ 489	$ 8,809	$ -	$ 8,809	European Union	$ 8,318	11.8%	5.9%	5.9%
2,921	(118)	3,039	-	3,039	Eastern Europe	2,711	7.7%	12.1%	12.1%
4,114	(193)	4,307	-	4,307	Middle East & Africa	3,988	3.2%	8.0%	8.0%
4,656	(244)	4,900	-	4,900	South & Southeast Asia	4,417	5.4%	10.9%	10.9%
5,580	62	5,518	-	5,518	East Asia & Australia	6,373	(12.4)%	(13.4)%	(13.4)%
3,056	(99)	3,155	-	3,155	Latin America & Canada	2,941	3.9%	7.3%	7.3%
$ 29,625	**$ (103)**	**$ 29,728**	**$ -**	**$ 29,728**	**Total PMI**	**$ 28,748**	**3.1%**	**3.4%**	**3.4%**

Note: Sum of Regions might not foot to Total PMI due to rounding; "-" indicates amounts between -$0.5 million and +$0.5 million

46

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Years Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2016			**Reduced-Risk Products**	2015		% Change	
$ 57	$ (2)	$ 60	$ -	$ 60	European Union	$ 29	96.4%	+100%	+100%
6	-	6	-	6	Eastern Europe	-	-	-	-
4	1	3	-	3	Middle East & Africa	-	-	-	-
-	-	-	-	-	South & Southeast Asia	-	-	-	-
666	70	597	-	597	East Asia & Australia	35	+100%	+100%	+100%
1	-	1	-	1	Latin America & Canada	-	-	-	-
$ 733	**$ 67**	**$ 666**	**$ -**	**$ 666**	**Total RRPs**	**$ 64**	**+100%**	**+100%**	**+100%**
		2016			**PMI**	2015		% Change	
$ 8,162	$ (147)	$ 8,309	$ -	$ 8,309	European Union	$ 8,068	1.2%	3.0%	3.0%
2,484	(340)	2,824	-	2,824	Eastern Europe	2,735	(9.2)%	3.3%	3.3%
4,516	(260)	4,776	-	4,776	Middle East & Africa	4,629	(2.4)%	3.2%	3.2%
4,396	(71)	4,467	-	4,467	South & Southeast Asia	4,288	2.5%	4.2%	4.2%
4,285	63	4,222	-	4,222	East Asia & Australia	3,915	9.5%	7.8%	7.8%
2,842	(525)	3,367	-	3,367	Latin America & Canada	3,159	(10.0)%	6.6%	6.6%
$ 26,685	**$ (1,280)**	**$ 27,965**	**$ -**	**$ 27,965**	**Total PMI**	**$ 26,794**	**(0.4)%**	**4.4%**	**4.4%**

Note: Sum of Regions might not foot to Total PMI due to rounding; "-" indicates amounts between -$0.5 million and +$0.5 million

47

PHILIP MORRIS INTERNATIONAL

Delivering a Smoke-Free Future

2021 First-Quarter Results

April 20, 2021